                                                                     Exhibit 21


     Company                                                                Country or State
          AEE2, L.L.C.                                                            Delaware

          AES (India) Private Limited                                             India

          AES Alamitos Development, Inc.                                          Delaware

          AES Alamitos, L.L.C.                                                    Delaware

          AES Alicura Holdings S.R.L.                                             Argentina

          AES Americas International Holdings, Limited                            Bermuda

          AES Americas Investments, Inc.                                          Delaware

          AES Americas Telecom Development, L.L.C.                                Delaware

          AES Andes III, Inc.                                                     Delaware

          AES Andes, Inc.                                                         Delaware

          AES Andes, L.L.C.                                                       Delaware

          AES Andres                                                              Dominican Republic

          AES Andres BV                                                           The Netherlands

          AES Angel Falls, L.L.C.                                                 Delaware

          AES Anhui Power Co. Ltd.                                                British Virgin Islands

          AES Anhui Power Company (L) Ltd.                                        Malaysia

          AES Argentina Operations, Ltd.                                          Cayman Islands

          AES Argentina, Inc.                                                     Delaware

          AES Asociados S.A.                                                      Argentina

          AES Aurora Holdings, Inc.                                               Delaware

          AES Australia General Partnership                                       Australia

          AES Australia General Partnership 1                                     Australia

          AES Australia General Partnership 2                                     Australia

          AES Australia General Partnership 3                                     Australia

          AES Australia General Partnership 4                                     Australia

          AES Australia Holding BV                                                The Netherlands

          AES Australia Retail II, Inc.                                           Delaware

          AES Australia Retail, Inc.                                              Delaware

          AES Bandeirante Empreendimentos Ltda                                    Brazil

          AES Bandeirante, Ltd.                                                   Cayman Islands

          AES Barka Holdings (Cayman), Ltd.                                       Cayman Islands

          AES Barka Holdings Limited                                              United Kingdom

          AES Barka SAOC                                                          Oman

          AES Barka Services 1 (Cayman) Ltd.                                      Cayman Islands

          AES Barka Services 1 (Mauritius) Ltd.                                   Mauritius

          AES Barka Services 2 (Cayman) Ltd.                                      Cayman Islands

          AES Barka Services 2 (Mauritius) Ltd.                                   Mauritius

          AES Barka Services, Inc.                                                Delaware

          AES Barry Limited                                                       United Kingdom

          AES Barry Operations Ltd.                                               United Kingdom

          AES Beaver Valley, L.L.C.                                               Delaware

          AES Bolivia Ltda.                                                       Bolivia

          AES Borsod Energetic Ltd.                                               Hungary

          AES Borsod Energetic Ltd. Tiszapalkonya Power Plant                     Hungary

          AES Borsod Holdings Limited                                             Hungary

          AES Borsodi Avamtermelo Kft                                             Hungary

          AES Borsodi Uzemelteto es Karbantarto Kft.                              Hungary

          AES Borsodi Vagyonkezel Kft.                                            Hungary

          AES Brasil Ltda                                                         Brazil

          AES Brazil Holdings, Inc.                                               Delaware

          AES Brazil International Holdings, Limited                              Bermuda

          AES Brazil, Inc.                                                        Delaware

          AES California Management Co., Inc.                                     Delaware

          AES Caracoles I                                                         Cayman Islands

          AES Caracoles II                                                        Cayman Islands

          AES Caracoles III L.P.                                                  Cayman Islands

          AES Caracoles SRL                                                       Argentina

          AES Caribbean Finance Holdings, Inc.                                    Delaware

          AES Caribbean Holdings, Inc.                                            Delaware

          AES Caribbean Investment Holdings, Ltd.                                 Cayman Islands

          AES Caribbean Services, Inc.                                            Delaware

          AES Cayman Guaiba, Ltd.                                                 Cayman Islands

          AES Cayman I                                                            Cayman Islands

          AES Cayman II                                                           Cayman Islands

          AES Cayman Islands Holdings, Ltd.                                       Cayman Islands

          AES Cayman Pampas, Ltd.                                                 Cayman Islands

          AES Cayuga, L.L.C.                                                      Delaware

          AES Cemig Empreendimentos II, Ltd.                                      Cayman Islands

          AES Cemig Empreendimentos, Inc.                                         Cayman Islands

          AES Cemig Holdings, Inc.                                                Delaware

          AES Chengdu Power Company (L) Ltd.                                      Malaysia

          AES Chigen Company, Ltd.                                                British Virgin Islands

          AES Chigen Holding Company (L) Ltd.                                     Malaysia

          AES China Company                                                       Cayman Islands

          AES China Corporation                                                   Cayman Islands

          AES China Generating Co. Ltd.                                           Bermuda

          AES China Holding Company (L) Ltd.                                      Malaysia

          AES China Power Holding Company (L) Ltd.                                Malaysia

          AES Connecticut Management, Inc.                                        Delaware

          AES Constructors, Inc.                                                  Delaware

          AES Coral Reef, LLC                                                     Cayman Islands

          AES Costa Rica Holdings, Ltd.                                           Cayman Islands

          AES Costa Rica Hydroelectrica, Ltd.                                     Cayman Islands

          AES Creative Resources, L.P.                                            Delaware

          AES Deepwater, Inc.                                                     Delaware

          AES Drax Acquisition Holdings Limited                                   United Kingdom

          AES Drax Acquisition Limited                                            United Kingdom

          AES Drax Electric Limited                                               Cayman Islands

          AES Drax Financing II, Inc.                                             Delaware

          AES Drax Financing Limited                                              United Kingdom

          AES Drax Financing, Inc.                                                Delaware

          AES Drax Holdings Limited                                               Cayman Islands

          AES Drax IBC Limited                                                    Guernsey

          AES Drax Investments Holdings Limited                                   United Kingdom

          AES Drax Investments Limited                                            United Kingdom

          AES Drax Limited                                                        Cayman Islands

          AES Drax Power Finance Holdings Limited                                 United Kingdom

          AES Drax Power Finance Limited                                          United Kingdom

          AES Drax Power Limited                                                  United Kingdom

          AES East Usk Limited                                                    United Kingdom

          AES Eastern Energy, L.P.                                                Delaware

          AES Ekibastuz Holdings BV                                               The Netherlands

          AES Ekibastuz LLP                                                       Kazakhstan

          AES Elsta BV                                                            The Netherlands

          AES Engineering, Ltd.                                                   Cayman Islands

          AES Fifoots Point Limited                                               United Kingdom

          AES Fifoots Point Operations Limited                                    United Kingdom

          AES Gardabani Holdings BV                                               The Netherlands

          AES Global Power Holdings, B.V.                                         The Netherlands

          AES GPH, L.L.C.                                                         Delaware

          AES Granbury, L.L.C.                                                    Delaware

          AES Greenidge, L.L.C.                                                   Delaware

          AES Greystone Holdings, L.L.C.                                          Delaware

          AES Greystone, L.L.C.                                                   Delaware

          AES Guaiba II Empreendimentos Ltda                                      Brazil

          AES Guangxi Power Co. Ltd.                                              British Virgin Islands

          AES Haripur (Pvt.) Limited                                              Bangladesh

          AES Hawaii Management Company, Inc.                                     Delaware

          AES Hawaii, Inc.                                                        Delaware

          AES Hefei Power Co. Ltd.                                                British Virgin Islands

          AES Hickling, L.L.C.                                                    Delaware

          AES Hungary Investments Limited Liability Company                       Hungary

          AES Hungary Limited                                                     United Kingdom

          AES Huntington Beach Development, Inc.                                  Delaware

          AES Huntington Beach, L.L.C.                                            Delaware

          AES IB Valley Corporation                                               India

          AES IB Valley Holding                                                   Mauritius

          AES India, L.L.C.                                                       Delaware

          AES Indian Queens Holdings Limited                                      United Kingdom

          AES Indian Queens Operations Limited                                    United Kingdom

          AES Indian Queens Power Limited                                         United Kingdom

          AES International Holdings II, Ltd.                                     British Virgin Islands

          AES International Holdings, Ltd.                                        British Virgin Islands

          AES Ironwood, Inc.                                                      Delaware

          AES Ironwood, L.L.C.                                                    Delaware

          AES Jennison, L.L.C.                                                    Delaware

          AES Jiangsu Power Co. Ltd.                                              British Virgin Islands

          AES Joshua Tree, Inc.                                                   Delaware

          AES Kazakhstan Limited Liability Company                                Kazakhstan

          AES Kelanitissa (Private) Limited                                       Sri Lanka

          AES Kelanitissa Services, Ltd.                                          Cayman Islands

          AES Kilroot Generating Limited

          AES Kingston Holdings B.V.                                              The Netherlands

          AES Kingston ULC                                                        Canada

          AES Lal Pir (Pvt) Ltd.                                                  Pakistan

          AES Lal Pir Limited                                                     Delaware

          AES Lal Pir, L.L.C.                                                     Delaware

          AES Leninogorsk TETS LLP                                                Kazakhstan

          AES Light II, Inc.                                                      Delaware

          AES Londonderry Holdings, L.L.C.                                        Delaware

          AES Londonderry, L.L.C.                                                 Delaware

          AES Medina Valley Cogen (No.2), L.L.C.                                  Illinois

          AES Medina Valley Cogen (No.3), L.L.C.                                  Illinois

          AES Medina Valley Cogen (No.4), L.L.C.                                  Illinois

          AES Medina Valley Cogen, L.L.C.                                         Illinois

          AES Medway Electric Limited                                             United Kingdom

          AES Medway Operations Limited                                           United Kingdom

          AES Meghnaghat Limited                                                  Bangladesh

          AES Merida B.V.                                                         The Netherlands

          AES Merida III, S. de R.L. de C.V.                                      Mexico

          AES Merida Management Services, S. de R.L. de C.V.                      Mexico

          AES Merida Operaciones SRL de CV                                        Mexico

          AES Mt. Stuart B.V.                                                     The Netherlands

          AES Mt. Stuart General Partnership                                      Australia

          AES Mtkvari, L.L.C.                                                     Republic of Georgia

          AES NewEnergy Ltd.                                                      United Kingdom

          AES NewEnergy, Inc.                                                     Delaware

          AES NY, L.L.C.                                                          Delaware

          AES NY2, L.L.C.                                                         Delaware

          AES NY3, L.L.C.                                                         Delaware

          AES Odyssey, L.L.C.                                                     Delaware

          AES Oklahoma Management Co., Inc.                                       Delaware

          AES OPGC Holding                                                        Mauritius

          AES Pak Gen (Pvt) Co.                                                   Pakistan

          AES Pak Gen Holdings, Inc.                                              Pakistan

          AES Pakistan (Holdings) Limited                                         United Kingdom

          AES Pakistan (Pvt) Ltd.                                                 Pakistan

          AES Pakistan Holdings                                                   Mauritius

          AES Pakistan Operations, Ltd.                                           Delaware

          AES Panama, S.A.                                                        Panama

          AES Parana Gas S.A.                                                     Argentina

          AES Parana Generation Holdings, Ltd.                                    Cayman Islands

          AES Parana Holdings, Ltd.                                               Cayman Islands

          AES Parana I Limited Partnership                                        Cayman Islands

          AES Parana IHC, Ltd.                                                    Cayman Islands

          AES Parana II Limited Partnership                                       Cayman Islands

          AES Parana Operations S.R.L.                                            Argentina

          AES Parana Propiedaes S.A.                                              Argentina

          AES Parana S.C.A.                                                       Argentina

          AES Placerita, Incorporated                                             Delaware

          AES Power Direct, Inc.                                                  Delaware

          AES Power Direct, L.L.C.                                                Delaware

          AES Puerto Rico Holding, Ltd.                                           Cayman Islands

          AES Puerto Rico, Inc.                                                   Delaware

          AES Puerto Rico, L.P.                                                   Delaware

          AES Pumped Storage Arkansas, L.L.C.                                     Delaware

          AES Racoon Creek, L.L.C.                                                Delaware

          AES Red Oak, Inc.                                                       Delaware

          AES Red Oak, L.L.C.                                                     Delaware

          AES Redondo Beach, L.L.C.                                               Delaware

          AES Richmond Holdings BV                                                The Netherlands

          AES Rio Diamante, Inc.                                                  Delaware

          AES San Nicolas, Inc.                                                   Delaware

          AES Services, Inc.                                                      Delaware

          AES Services, Ltd.                                                      Cayman Islands

          AES Shady Point, Inc.                                                   Delaware

          AES Sogrinsk TETS LLP                                                   Kazakhstan

          AES Somerset, L.L.C.                                                    Delaware

          AES Southland Funding, L.L.C.                                           Delaware

          AES Southland Holdings, L.L.C.                                          Delaware

          AES Southland, L.L.C.                                                   Delaware

          AES Sul, L.L.C.                                                         Delaware

          AES Summit Generation Ltd.                                              United Kingdom

          AES Thames, Inc.                                                        Delaware

          AES Tian Fu Power Company (L) Ltd.                                      Malaysia

          AES Tian Fu Power Company Ltd.                                          British Virgin Islands

          AES Tianjin Power Co. Ltd.                                              British Virgin Islands

          AES Tiete Holdings, Ltd.                                                Cayman Islands

          AES Tiete Participacoes Ltda.                                           Brazil

          AES Tiete Empreendimentos Ltda                                          Brazil

          AES Tisza Holdings BV                                                   The Netherlands

          AES Uruguaiana Empreedimentos Ltda.                                     Brazil

          AES Uruguaiana, Inc.                                                    Cayman Islands

          AES Ust-Kamenogorsk GES LLP                                             Kazakhstan

          AES Ust-Kamenogorsk TETS LLP                                            Kazakhstan

          AES Warrior Run, Inc.                                                   Delaware

          AES Westover, L.L.C.                                                    Delaware

          AES WR Limited Partnership                                              Delaware

          AES Yangchun Co. Ltd.                                                   British Virgin Islands

          Altai Power Limited Liability Partnership                               Kazakhstan

          Belfast West Power Limited                                              Northern Ireland

          BV Partners                                                             Pennsylvania

          C.A. La Electricidad de Caracas                                         Venezuela

          Central Termica San Nicolas S.A.                                        Argentina

          Chengdu AES Kaihua Gas Turbine Power Co. Ltd.                           China

          Chiahui Power Corporation                                               Taiwan

          Cilcorp, Inc.                                                           Illinois

          Corporacion EDC, C.A.                                                   Venezuela

          Dominican Power Partners LDC                                            Cayman Islands

          El Salvador Energy Holdings                                             Delaware

          Eletronet, S.A.                                                         Brazil

          Empresa de Infovias, S.A.                                               Brazil

          Empresa Distribuidora de Electricidad del Este, SA                      Dominican Republic

          Empresa Distribuidora de Energia Norte S.A.                             Argentina

          Empresa Distribuidora de Energia Sur S.A.                               Argentina

          Empresa Distribuidora La Plata, S.A.                                    Argentina

          Global Power Holdings CV                                                The Netherlands

          Grupo Industrial EDC, C.A.                                              Venezuela

          Hefei Zhongli Energy Company Ltd.                                       China

          Hidroelectrica Rio Juramento S.A.                                       Argentina

          Hidroelectrica Alicura S.A.                                             Argentina

          Hidrotermica San Juan S.A.                                              Argentina

          Hipotecaria Santa Ana Limitada de Capital Variable                      San Salvador

          Hunan Xiangci - AES Hydro Power Company Ltd.                            China

          IPALCO Enterprises, Inc.                                                Indiana

          Irtysh Power & Light LLP                                                Kazakhstan

          Jiaozuo (G.P.) Corporation                                              Cayman Islands

          Jiaozuo AES Wang Fang Power Company Limited                             China

          Jiaozuo Power Partners, L.P.                                            Cayman Islands

          Kilroot Electric Limited                                                Cayman Islands

          Kilroot Power Limited                                                   Northern Ireland

          KMR Acquisition Co. LLC                                                 Delaware

          KMR Colombia I Corporation                                              Delaware

          KMR Colombia I, L.P.                                                    Delaware

          KMR Colombia III Corporation                                            Delaware

          KMR Power (Bermuda) Ltd.                                                Delaware

          KMR Power Holdings (Caymans) Ltd.                                       Cayman Islands

          KMR Power International Ltd.                                            Cayan Islands

          La Plata Holdings, Inc.                                                 Delaware

          La Plata I Empreendimentos Ltda.                                        Brazil

          La Plata II Empreendimentos Ltda.                                       Brazil

          La Plata II, Inc.                                                       Delaware

          La Plata III, Inc.                                                      Delaware

          La Plata Partners, L.P.                                                 Delaware

          NIGEN Limited                                                           Northern Ireland

          Nigen Supply Limited                                                    Northern Ireland

          Placerita Oil Co., Inc.                                                 Delaware

          Somerset Railroad Corporation                                           New York

          Southern Electric Brazil Participacoes, Ltda.                           Brazil

          Tau Power BV                                                            The Netherlands

          Titan Energy, Inc.                                                      Delaware

          Yangcheng International Power Generating Co. Ltd.                       China

          Yangchun Fuyang Diesel Engine Power Co. Ltd.                            China